EXHIBIT 99.5
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                              EMPLOYMENT AGREEMENT
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          THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 20th day of December, 2000, by and between BrightCube, Inc. (formerly PhotoLoft, Inc.), a Nevada corporation, doing business in California ("Employer"), and Elizabeth Wenner, an individual ("Employee").

                                  RECITALS
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          A. WHEREAS, Employee has experience and expertise applicable to employment with Employer, Employer has agreed to employ Employee and Employee has agreed to enter into such employment on the terms set forth in this Agreement.

          B. WHEREAS, Employee acknowledges that this Agreement is necessary for the protection of Employer's investment in its business, good will, products, methods of operation, information, and relationships with its customers and other employees.

          C. WHEREAS, Employer acknowledges that Employee desires definition of her compensation and benefits, and other terms of her employment.

          NOW, THEREFORE, in consideration thereof and of the covenants and conditions contained herein, the parties agree as follows:

                                    AGREEMENT
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          1.     TERM  OF  AGREEMENT
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               1.1     Initial  Term.  The  initial term of this Agreement shall
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begin on December 20, 2000 ("Commencement Date") and shall continue until the earlier of: (a) the date on which it is terminated pursuant to Section 5; or (b) three (3) years following the Commencement Date ("Initial Term"). After the expiration of the Initial Term, Employee shall be employed on an at-will basis, with either party able to terminate the employment, with or without cause and with or without notice.

          2.     EMPLOYMENT
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               2.1     Employment  of  Employee.  Employer  agrees  to  employ
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Employee to render services on the terms set forth herein. Employee hereby accepts such employment on the terms and conditions of this Agreement.

               2.2     Position  and  Duties.  Employee  shall serve as the Vice
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President of Internet Development and shall have the general powers and duties of management usually vested in such office in a corporation and such other powers and duties as may be prescribed from time to time by Employer's Chief Executive Officer or the Board of Directors.

                                                                    EXHIBIT 99.5
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               2.3     Standard  of  Performance.  Employee agrees that she will
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at all times faithfully and industriously and to the best of her ability, experience and talents perform all of the duties that may be required of and from her pursuant to the terms of this Agreement. Such duties shall be performed at such place or places as the interests, needs, business and opportunities of Employer shall require or render advisable.

               2.4     Exclusive  Service  and  Duty of Loyalty.  Employee shall
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devote all of her business energies and abilities and all of her productive time to the performance of her duties under this Agreement (reasonable absences during holidays and vacations excepted), and shall not, without the prior written consent of Employer, render to others any service of any kind (whether or not for compensation) that, in the opinion of Employer, would interfere with the performance of her duties under this Agreement. The foregoing notwithstanding, the expenditure of reasonable amounts of time for personal business, charitable, community or professional activities will not be deemed a breach of this Agreement, provided that such activities, individually or in the aggregate, in the opinion of Employer do not interfere materially with the performance of Employee's duties hereunder, and further provided that in engaging in such activities she complies with the confidentiality and duty of loyalty provisions of this Agreement.

               Additionally, during the term of this Agreement, Employee shall not, without the prior written consent of Employer, directly or indirectly render services of a business, professional, or commercial nature to any person or firm, whether for compensation or otherwise, or engage in any activity directly or indirectly competitive with or adverse to the business or welfare of Employer, whether alone, as a partner, or as an officer, director, employee, consultant, or holder of more than 1 % of the capital stock of any other corporation. Otherwise, Employee may make personal investments in any other business so long as these investments do not require her to participate in the operation of the companies in which she invests.

          3.     COMPENSATION
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               3.1     Compensation.  During  the  term  of  this  Agreement,
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Employer  shall  pay  the  amounts  and  provide  the benefits described in this
Section 3, and Employee agrees to accept such amounts and benefits in full payment for Employee's services under this Agreement.

               3.2     Base  Salary.  Employer  shall  pay  to  Employee  a base
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salary of $100,000 annually in equal semi-monthly installments, less applicable taxes. At Employer's sole discretion, Employee's base salary may be increased annually.

               3.3     Discretionary  Bonus.  If  Employer's revenue for 2001 is
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at least $17 million and EBITDA is at least $3 million, Employee shall receive, at Employee's option, either (i) a bonus of 100% of Base Salary in cash or (ii) a stock option grant for the number of shares of Employer's common stock (the "Common Stock") equal to 120% of Base Salary divided by the average closing stock price. The determination of revenue and EBITDA for purposes of this calculation shall be such amounts from or derived from Employer's audited 2001 financial statements. Such bonus shall be paid within 3 months of December 31, 2001. For purposes of this section only, "average closing stock price" shall mean the average of the closing prices of the Common Stock for the 10 trading days prior to the date the bonus is paid. All stock options granted under this
Section 3.3 shall be granted at fair market value on the date of grant and shall vest in accordance with the terms of Employer's policies then in effect for similarly situated employees. Employee is eligible to receive an annual bonus in subsequent years of this agreement, as determined by the Board of Directors in its sole discretion. Such discretionary bonus will be based on performance criteria and milestones. Both the performance criteria and milestones are to be established by the Board of Directors within four (4) months after each Employer year end.

                                                                    EXHIBIT 99.5
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               3.4     Equity  Incentive  Plan.
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                    (a) Employee shall be granted an option to purchase 500,000 shares of Common Stock, at an exercise price equal to the closing market price of the Common Stock on the day of the grant, which will be the Commencement Date. Vesting of the options will occur over a three (3) year period as follows: 1/12th each 3 months from the Commencement Date. The other terms and conditions of Employee's option shall be as set forth in the option documents evidencing the same, and such options shall be subject to the terms and conditions of the option plan of Employer.

                    (b) Except as otherwise set forth herein, vesting of options will cease upon the termination of Employee's employment with Employer.

               3.5     Fringe  Benefits.  Subject  to  Section  3.7,  and  upon
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satisfaction of the applicable eligibility requirements, Employee shall be entitled to all fringe benefits which Employer may make generally available from time to time for similar employees. Such benefits shall include without limitation those available, if any, under any group insurance, profit sharing, pension or retirement plans or sick leave policy.

               3.6     Vacations.  Employee  shall  accrue,  on a daily basis, a
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total of ten (10) days vacation per year. However, in no event shall Employee's accrued and unused vacation exceed a total of fifteen (15) days. Any accrued but unused vacation will be paid to Employee at the time that her employment is terminated.

               3.7     Deduction  from  Compensation.  Employer shall deduct and
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withhold from all compensation payable to Employee all amounts required to be deducted or withheld pursuant to any present or future law, ordinance, regulation, order, writ, judgment, or decree requiring such deduction and withholding.

          4.     REIMBURSEMENT  OF  EXPENSES
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               4.1     Travel  and  Other  Expenses.  Employer  shall  pay to or
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reimburse Employee for those travel, promotional and similar expenditures incurred by Employee which Employer determines are reasonably necessary for the proper discharge of Employee's duties under this Agreement and for which Employee submits appropriate receipts and indicates the amount, date, location and business character.

               4.2     Liability  Insurance.  If Employee shall be an officer of
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Employer of the level or type for whom Employer, in its usual and customary practice, provides officers and directors' insurance, Employer shall provide Employee with such insurance, or other liability insurance, consistent with its usual business practices, to cover Employee against all insurable events related to her employment with Employer.

                                                                    EXHIBIT 99.5
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          5.     TERMINATION
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               5.1     Termination  by  Employer  With Good Cause.  Employer may
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terminate Employee's employment at any time, without notice, for Good Cause (as defined below). If Employer should terminate Employee's employment with Good Cause, Employer shall pay Employee only her salary prorated through the date of termination, at the rate in effect at the time notice of termination is given, together with any benefits accrued through the date of termination. Employer shall have no further obligations to pay any compensation or any other benefits to Employee under this Agreement or any other agreement, and all unvested options will terminate.

               5.2     Good  Cause.  For  purposes  of  this  Agreement,  a
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termination shall be for "Good Cause" if Employee, in the subjective, good faith opinion of Employer, shall:

                    (a) be convicted of (1) any felony; or (2) a misdemeanor that, in the sole, but good faith, opinion of Employer involves moral turpitude;

                    (b) commit an act, or fail to commit an act, that amounts to willful misconduct, insubordination, wanton misconduct or gross negligence;

                    (c) engage in any activity that is in conflict with Employee's employment, provided that, for the purpose of this subsection only, with respect to the first such act only, and only if such act is curable, Employee shall have 3 days within which to cure the violation, after receiving written notice from Employer specifying in reasonable detail the basis for any such violation;

                    (d) commit an act of fraud, misappropriation of funds or embezzlement in connection with her duties;

                    (e) breach Employee's fiduciary duty to Employer, including, but not limited to, acts of self-dealing (whether or not for personal profit);

                    (f) materially breach this Agreement, provided that, for purposes of this subsection only, and with respect to the first such breach only, Employee shall have 15 days within which to cure the breach, if curable, after receiving written notice from Employer specifying in reasonable detail the basis for any breach; or

                    (g) fail to substantially perform the responsibilities and duties specified herein (other than any such failure resulting from Employee's incapacity due to physical or mental illness), provided that, for the purpose of this subsection only, and with respect to the first failure on particular grounds, and three such failures in total during the course of this Agreement, only, Employee shall have 15 days within which to cure the failure, after receiving written notice from Employer specifying in reasonable detail the basis for any failure.

                                                                    EXHIBIT 99.5
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               5.3     Termination  by  Employer  Without  Good  Cause.
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                    (a) If, within 18 months of the Commencement Date, Employer (i) either (A) terminates Al Marco's employment or (B) demotes Al Marco from his position as Chief Executive Officer of Employer and (ii) also terminates Employee's employment without Good Cause, then Employer shall pay
Employee: (1) all accrued but unpaid base salary and vacation through the date of such termination, in a lump sum, and (2) an amount equal to 12 months of base salary at the time in effect in 24 equal monthly installments.

                    (b) If (i) Employer terminates Employee's employment without Good Cause after the 18th month from the Commencement Date or (ii) if
(A) Employer terminates Employee's employment within 18 months of the Commencement Date and (B) Al Marco has not been terminated or demoted within 18 months of the Commencement Date, then Employer shall pay Employee the lesser of:
(1) an amount equal to six (6) months salary (at the rate in effect at the time of termination) or (2) an amount equal to the salary (at the rate in effect at the time of termination) for the remainder of the Initial Term period set forth under Section 1 of this Agreement.

                    (c) To be eligible for any payments (other than payment for accrued salary and accrued vacation days), Employee must execute a Separation Agreement and General Release substantially in the form attached hereto as Exhibit A (the "Release") for the benefit of the Employer. Employer shall have no further obligations to Employee under this Agreement.

               5.4     Death  or  Disability.  To  the  extent  consistent  with
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federal and state law, Employee's employment, salary, and accrual of commissions shall terminate on her death or disability. "Disability" means any health condition, physical or mental, or other cause beyond Employee's control, that prevents her from performing her duties, even after reasonable accommodation is made by Employer, for a period of 180 consecutive days. In the event of termination due to death or Disability, Employer shall pay Employee (or her legal representative) only her salary prorated through the date of termination, at the rate in effect at the time notice of termination is given, together with any benefits accrued through the date of termination. Employer shall have no further obligations to pay any compensation or any other benefits to Employee under this Agreement or any other agreement, and all unvested options will terminate.

               5.5     Return  of Employer Property.  Within five days after the
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Termination Date, Employee shall return to Employer all products, books, records, forms, specifications, formulae, data processes, designs, papers and writings relating to the business of Employer including without limitation proprietary or licensed computer programs, customer lists and customer data, and/or copies or duplicates thereof in Employee's possession or under Employee's control. Employee shall not retain any copies or duplicates of such property and all licenses granted to her by Employer to use computer programs or software shall be revoked on the Termination Date.

               5.6     Vested  Options.  Upon  any  termination,  any  and  all
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options granted to Employee by Employer, which have vested as of the date of termination, shall continue to remain Employee's vested options, subject to the terms of the documents evidencing the applicable option grants and the terms of the applicable option plans of Employer pursuant to which such options were granted.

                                                                    EXHIBIT 99.5
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          6.     NO  SOLICITATION  OF  CUSTOMERS
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               Employee agrees that during her employment with Employer, and for one (1) year thereafter, she will not, with respect to fields in which Employee knows, or has reason to know, that Employer conducts, or intends to conduct, business at the time Employee's employment is terminated, directly or indirectly call on, or otherwise solicit, business from any actual customer or potential customer known by Employee to be targeted by Employer, nor will she assist others in doing so.

          7.     NO  SOLICITATION  OF  EMPLOYEES
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Employee  further  agrees  that during her employment with Employer, and for one
(1) year thereafter, she will not encourage or solicit any other employee of Employer to terminate his or her employment for any reason, nor will she assist others to solicit Employer's employees to terminate their employment.

          8.     OTHER  PROVISIONS
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               8.1     Compliance  With  Other  Agreements.  Employee represents
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and warrants to Employer that the execution, delivery and performance of this Agreement will not conflict with or result in the violation or breach of any term or provision of any order, judgment, injunction, contract, agreement, commitment or other arrangement to which Employee is a party or by which she is bound, including without limitation any agreement restricting the sale of products similar to Employer's products in any geographic location or otherwise. Employee acknowledges that Employer is relying on her representation and warranty in entering into this Agreement, and agrees to indemnify Employer from and against all claims, demands, causes of action, damages, costs or expenses (including attorneys' fees) arising from any breach thereof.

               8.2     Inventions  Agreement.  Employee  agrees  that  she  will
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execute  Employer's standard agreement regarding inventions and confidentiality.

               8.3     Injunctive  Relief.  Employee  acknowledges  that  the
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services to be rendered under this Agreement and the items described in Sections 6 and 7 are of a special, unique and extraordinary character, that it would be difficult or impossible to replace such services or to compensate Employer in money damages for a breach of this Agreement. Accordingly, Employee agrees and consents that if she violates any of the provisions of this Agreement, Employer, in addition to any other rights and remedies available under this Agreement or otherwise, shall be entitled to temporary and permanent injunctive relief, without the necessity of proving actual damages and without the necessity of posting any bond or other undertaking in connection therewith.

               8.4     Attorneys'  Fees.  The  prevailing  party  in any suit or
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other proceeding brought to enforce, interpret or apply any provisions of this Agreement, shall be entitled to recover all costs and expenses of the proceeding and investigation (not limited to court costs), including all attorneys' fees.

                                                                    EXHIBIT 99.5
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               8.5     Counsel.  The  parties  acknowledge  and  represent that,
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prior to the execution of this Agreement, they have had an opportunity to consult with their respective counsel concerning the terms and conditions set forth herein. Additionally, Employee represents that she has received independent legal advice concerning the taxability of any consideration received under this Agreement. Employee has not relied upon any advice from Employer and/or its attorneys with respect to the taxability of any consideration received under this Agreement. Employee further acknowledges that Employer has not made any representations to her with respect to tax issues.

               8.6     Nondelegable  Duties.  This  is a contract for Employee's
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personal services. The duties of Employee under this Agreement are personal and may not be delegated or transferred in any manner whatsoever, and shall not be subject to involuntary alienation, assignment or transfer by Employee during her life.

               8.7     Entire  Agreement.  This  Agreement is the only agreement
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and understanding between the parties pertaining to the subject matter of this Agreement, and supersedes all prior agreements, summaries of agreements, descriptions of compensation packages, discussions, negotiations, understandings, representations or warranties, whether verbal or written, between the parties pertaining to such subject matter.

               In addition, Employee acknowledges and agrees that the employment agreement dated March 23, 2000 by and between Employee and FrameYourArt.com (the predecessor to Extreme Velocity Group, Inc.) (the "EVG Agreement") has been terminated and that neither Extreme Velocity Group, Inc. or its predecessors (together, "EVG"), the surviving corporation in the merger of PhotoL Acquisition Corp. with and into EVG (the "Surviving Corporation") nor Employer have any obligations to Employee in connection with or with respect to the EVG Agreement. Employee further acknowledges and understands that any and all other employment agreements, arrangements or understandings between Employee and EVG (together with the EVG Agreement, the "EVG Employment Arrangements"), if any, are terminated as of the date of this Agreement and that EVG, Surviving Corporation and Employer do not have any obligations to Employee thereunder.

               Furthermore, Employee fully and forever releases and discharges Employer, EVG and the Surviving Corporation and each of their current, former and future parents, subsidiaries, related entities, employee benefit plans and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, employees and assigns, with respect to any and all claims, liabilities and causes of action arising from or in connection with the EVG Employment Arrangements, Employee's employment with EVG prior to the date hereof or the cessation of such prior employment.

               8.8     Governing  Law.  The  validity,  construction  and
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performance of this Agreement shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

               8.9     Venue.  If  any dispute arises regarding the application,
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interpretation or enforcement of any provision of this Agreement, including fraud in the inducement, such dispute shall be resolved either in federal or state court in Los Angeles County, California.

                                                                    EXHIBIT 99.5
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               8.10     Severability.  The invalidity or unenforceability of any
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particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid or unenforceable provision were omitted.

               8.11     Amendment  and  Waiver.  This  Agreement may be amended,
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modified or supplemented only by a writing executed by each of the parties. Either party may in writing waive any provision of this Agreement to the extent such provision is for the benefit of the waiving party. No waiver by either party of a breach of any provision of this Agreement shall be construed as a waiver of any subsequent or different breach, and no forbearance by a party to seek a remedy for noncompliance or breach by the other party shall be construed as a waiver of any right or remedy with respect to such noncompliance or breach.

               8.12     Binding  Effect.  The provisions of this Agreement shall
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bind and inure to the benefit of the parties and their respective successors and permitted assigns.

               8.13     Notice.  Any  notices  or  communications  required  or
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permitted by this Agreement shall be deemed sufficiently given if in writing and when delivered personally or 48 hours after deposit with the United States Postal Service as registered or certified mail, postage prepaid and addressed as follows:

                    (a) If to Employer, to the principal office of Employer in the State of California, marked "Attention: Chief Executive Officer"; or

                    (b) If to Employee, to the most recent address for Employee appearing in Employer's records.

               8.14     Headings.  The  section  and other headings contained in
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this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                           [SIGNATURE  PAGE  FOLLOWS]

                                                                    EXHIBIT 99.5
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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          EMPLOYER

                                          BrightCube,  Inc.

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                          EMPLOYEE


                                          ______________________________________
                                          Elizabeth  Wenner

                                                                    EXHIBIT 99.5
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                                    EXHIBIT A

                    Separation Agreement and General Release